Report of Independent Registered
Public Accounting Firm

To the Board of Managers and
Members of Partners Group
Private Equity, LLC:


In planning and performing our
audit of the financial statements
of Partners Group Private
Equity, LLC (the Fund) as of and for
the year ended March 31, 2014,
in accordance with the standards of
the Public Company Accounting
Oversight Board (United States),
we considered the Funds internal
control over financial reporting,
including controls over safeguarding
securities, as a basis for designing
our auditing procedures for the
purpose of expressing our opinion
on the financial statements and to
comply with the requirements of
Form N-SAR, but not for the purpose
of expressing an opinion on the
effectiveness of the Funds internal
control over financial reporting.
Accordingly, we do not express an
opinion on the effectiveness of
the Funds internal control over
financial reporting.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of controls.
A Funds internal control over financial
reporting is a process designed to
provide reasonable assurance regarding
the reliability of financial reporting
and the preparation of financial
statements for external purposes in
accordance with generally accepted
accounting principles. A Funds internal
control over financial reporting
includes those policies and procedures
that (1) pertain to the maintenance
of records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions of the
assets of the Fund (2) provide
reasonable assurance that transactions
are recorded as necessary to permit
preparation of financial statements
in accordance with generally accepted
accounting principles, and that
receipts and expenditures of the Fund
are being made only in accordance with
authorizations of management and
managers of the Fund and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a Funds assets that
could have a material effect on
the financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements. Also, projections
of any evaluation of effectiveness
to future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control
over financial reporting exists when
the design or operation of a control
does not allow management or
employees, in the normal course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis. A material
weakness is a deficiency, or a
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the Funds
annual or interim financial
statements will not be prevented
or detected on a timely basis.

Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in
internal control over financial
reporting that might be material
weaknesses under standards
established by the Public Company
Accounting Oversight Board
(United States). However, we noted
no deficiencies in the Funds internal
control over financial reporting
and its operation, including
controls over safeguarding
securities, that we consider to
be material weaknesses as defined
above as of March 31, 2014.

This report is intended solely
for the information and use of
management and the Board of
Managers of Partners Group
Private Equity, LLC and the
Securities and Exchange Commission
and is not intended to be and
should not be used by anyone
other than these specified parties.

PricewaterhouseCoopers LLP
May 30, 2014